SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT OF

MUTUAL OF AMERICAVARIABLE INSURANCE PORTFOLIOS, INC.

MID-TERM BOND PORTFOLIO

BOND PORTFOLIO

DATED AS OF JULY 12, 2021

Effective on July 1, 2021, Andrew Heiskell, Executive Vice President, Director of Fixed Income of the Adviser, retired from Mutual of America and is no longer a Portfolio Manager of the Mid-Term Bond Portfolio and Bond Portfolio.

Summary Prospectus text changes:

The following disclosure replaces the text under the heading Portfolio Managers for the Mid-Term Bond Portfolio and Bond Portfolio:

Portfolio Manager. Jacqueline Sabella, Senior Vice President of the Adviser, and portfolio manager of the fixed income investment strategy since July 2021, and portfolio manager of the mortgage-backed securities segment of the Portfolio since its inception in January 2020, is primarily responsible for the day-to-day management of the Portfolio.

Prospectus text changes:

Disclosure relating to Mr. Heiskell is deleted on page 105, under the section heading Portfolio Managers.

The following disclosure replaces the text under the sub-heading Bond Portfolio and Mid-Term Bond Portfolio on page 106:

The fixed income investment strategy and day-to-day operations of the Bond Portfolio and Mid-Term Bond Portfolio, as well as the mortgage-backed securities portion of each Portfolio, are managed by Jacqueline Sabella. See “Portfolio Managers” for additional information.